UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ( X )

Filed by a Party other than the Registrant (  )

Check the appropriate box:

(   )Preliminary Proxy Statement

(   )Confidential, for Use of the Commission Only (as permitted by

Rule 14a-6(e)(2))

(   )Definitive Proxy Statement

(X)Definitive Additional Materials

(   )Soliciting Material Pursuant to Section 240.14a-11(c) or

Section 240.14a-12

ALJ Regional Holdings, Inc.

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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)No fee required.

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(   )Fee paid previously with preliminary materials.

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 4)Date Filed:

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders of

ALJ REGIONAL HOLDINGS, INC.

To Be Held On:

August 11, 2017 at 10:00 a.m. Eastern Time

Offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one.   There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request as instructed below before August 1, 2017.

Please visit http://www.astproxyportal.com/ast/10808/, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K
TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers)
E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/proxyservices/requestmaterials.asp
TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.
TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.
MAIL: You may request a proxy card by following the instructions above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN PROPOSAL 1, and "FOR" PROPOSAL 2.

1. To elect Hal G. Byer, Rae G. Ravich and Margarita PaláuHernández, each as a Class II director, to hold office until the Company’s 2020 Annual Meeting of Stockholders or until their respective successors are elected and duly qualified, or until their respective earlier resignation or removal.

2. To ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017.

NOMINEES:		3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Hal G. Byer	Class II director
Rae G. Ravich	Class II director
Margarita Paláu-Hernández	Class II director
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Please note that you cannot use this notice to vote by mail.

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